UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2019

StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 826-2800

Not Applicable (Former name or former address, if changed since last report) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units	STON	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2019, in connection with the settlement with the Securities and Exchange Commission (the “SEC”) described in Item 8.01 of this Current Report on Form 8-K (the “Settlement”), StoneMor Partners L.P. (the “Partnership”), Stonemor GP, LLC, (the “General Partner”), StoneMor GP Holdings LLC, a Delaware limited liability company and the sole member of the General Partner (“GP Holdings”), and Hans Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the General Partner (“Merger Sub”), entered into an amendment (the “Third Amendment to Merger Agreement”) of the previously disclosed Merger and Reorganization Agreement dated September 27, 2018 (as amended to date, the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, among other things, the General Partner will convert from a Delaware limited liability company into a Delaware corporation to be named StoneMor Inc. (the “Company”) and Merger Sub will merge with and into the Partnership (the “Merger”) with the Partnership surviving and with the Company as its sole general partner (such transaction, the “C-Corporation Conversion”).

Pursuant to the Third Amendment to Merger Agreement, the parties agreed to reduce the shares of Common Stock which GP Holdings will be entitled to receive in the Merger by a number equal to $250,000 divided by the volume weighted average closing price of the Partnership’s common units for the ten trading days ending on the first business day before closing of the Merger.

The foregoing summary of the Third Amendment to Merger Agreement is not intended to be complete and is qualified in its entirety by reference to the Third Amendment to Merger Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 11, 2019, the Partnership and the General Partner entered into the Settlement with the SEC with respect to alleged violations of the reporting, books and records, internal accounting controls and related provisions of the federal securities laws that occurred prior to 2017 under the Partnership’s former management team.  Pursuant to the terms of the Settlement, which resolved the matters that were the subject of the previously reported investigation by the SEC’s Enforcement Division, and without admitting or denying the findings in the Settlement: (i) the Partnership and the General Partner consented to a cease and desist order with respect to violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and (ii) the General Partner agreed to pay a civil penalty of $250,000, which will be paid with the proceeds of an intercompany loan.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Description
10.1	Third Amendment to Merger Agreement dated December 11, 2019 by and among StoneMor Partners L.P. Stonemor GP, LLC, StoneMor GP Holdings LLC and Hans Merger Sub, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2019	STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/Austin K. So
Name:	Austin K. So
Title:	Senior Vice President, Chief Legal Officer & Secretary

3